Exhibit 99.3

Dear Mobix Labs Community,

As you may be aware, Mobix Labs has been considering various options for fundraising over the last several months.

Following extensive discussions and thoughtful consideration of these various options, we are announcing today that we have entered into a business combination transaction with a publicly-traded special purpose acquisition company (commonly referred to as a “SPAC”) called Chavant Capital Acquisition Corp. (Nasdaq: CLAY) (“Chavant”). We are targeting to finalize the business combination in the first half of 2023, following approval by Chavant’s shareholders of the transaction and the satisfaction of the conditions set forth in the merger agreement, including the registration statement to be filed by Chavant being declared effective by the Securities and Exchange Commission. Upon closing of the transaction, the combined company will be named Mobix Labs, and shares of the combined Mobix Labs’ common stock are expected to trade on a national exchange.

We thoughtfully considered various options in terms of how to best maximize stockholder value with respect to Mobix Labs, including by raising fresh capital via both private and traditional public market alternatives. After considering these alternatives, we chose to pursue a business combination with a SPAC because we believe this will allow us to raise a substantial amount of capital quickly while fast tracking the path to being a public company and giving existing stockholders a clear path to achieve liquidity, if they so desire. We are excited to have been able to achieve this milestone of signing the merger agreement with Chavant, given the volatility and economic disruptions of today’s market.

We believe this is a tremendous opportunity for our company. We would not be in this position today without the hard work and support of all of our investors, employees, customers and partners who have helped us build this company into what it is today. We are beyond grateful to you all for your part in this.

The opportunity before us represents a leveling-up in all respects. As this is an expedited process to going public for us, we are hard at work preparing quickly for this new chapter.

Attached you will find the link with information regarding the transaction.

•	Press release link

We appreciate that there will be a lot of questions, and we look forward to answering them as further details become public.

Thank you for your support and for having faith in us for all these years. We are excited for what’s ahead.

Regards,

Fabian

Important Information About the Transaction and Where to Find It

This communication relates to a proposed transaction between Mobix Labs, Inc. (“Mobix Labs”) and Chavant Capital Acquisition Corp. (“Chavant”) pursuant to a business combination agreement, dated as of November 15, 2022, by and among Chavant, CLAY Merger Sub II, Inc. and Mobix Labs (the “proposed transaction”). Chavant intends to file a registration statement on Form S-4 (the “Form S-4”) with the U.S. Securities and Exchange Commission (“SEC”), which will include a preliminary prospectus and proxy statement of Chavant in connection with the proposed transaction, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Chavant shareholders as of a record date to be established for voting on the transaction. Chavant also will file other documents regarding the proposed transaction with the SEC.

Before making any voting decision, investors and security holders of Chavant are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Chavant’s solicitation of proxies for its shareholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Chavant, Mobix Labs and the proposed transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Chavant through the website maintained by the SEC at www.sec.gov.

The documents filed by Chavant with the SEC also may be obtained free of charge at Chavant’s website at www.chavantcapital.com or upon written request to: Chavant Capital Acquisition Corp., 445 Park Avenue, 9th Floor New York, NY 10022.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this communication, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the products offered by Mobix Labs and the markets in which it operates, the expected total addressable markets for the products offered by Mobix Labs, the sufficiency of the net proceeds of the proposed transaction and related financing to fund Mobix Labs’ operations and business plan, the advantages of Mobix Labs’ technology, Mobix Labs’ competitive landscape and positioning, the expected benefits from future strategic acquisitions, and Mobix Labs’ growth plans, strategies and projected future results, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Chavant and its management, and Mobix Labs and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

•	the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Chavant’s securities;

•	the risk that the proposed transaction may not be completed by Chavant’s deadline for the proposed transaction and the potential failure to obtain an extension of the deadline for the proposed transaction if sought by Chavant;

•	the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the respective shareholders of Chavant and Mobix Labs, the satisfaction of the minimum cash amount following redemptions by Chavant’s public shareholders and the receipt of certain governmental and regulatory approvals;

•	the lack of a third party valuation in determining whether or not to pursue the proposed transaction;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•	the effect of the announcement or pendency of the proposed transaction on Mobix Labs’ business relationships, performance, and business generally;

•	risks that the proposed transaction disrupts current plans of Mobix Labs and potential difficulties in Mobix Labs’ employee retention as a result of the proposed transaction;

•	the outcome of any legal proceedings that may be instituted against Mobix Labs or against Chavant related to the merger agreement or the proposed transaction;

•	failure to realize the anticipated benefits of the proposed transaction;

•	the inability to meet and maintain the listing of Chavant’s securities (or the securities of the post-combination company) on Nasdaq;

•	the risk that the price of Chavant’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Mobix Labs’ plans to operate, variations in performance across competitors, changes in laws, regulations, technologies including transition to 5G, global supply chain, U.S./China trade or national security tensions, and macro-economic and social environments affecting Mobix Labs’ business and changes in the combined capital structure;

•	the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities;

•	the risk that Mobix Labs and its current and future collaborators are unable to successfully develop and market Mobix Labs’ products or solutions, or experience significant delays in doing so;

•	the risk that Mobix Labs may never achieve or sustain profitability;

•	the risk that Mobix Labs will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

•	the risks relating to long sales cycles, concentration of customers, consolidation and vertical integration of customers, and dependence on limited or sole suppliers and channel partners;

•	the risk that Mobix Labs may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits from past or future acquisitions or investments;

•	the risk that Mobix Labs’ patent applications may not be approved or may take longer than expected, and Mobix Labs may incur substantial costs in enforcing and protecting its intellectual property;

•	inability to complete the PIPE investment in connection with the proposed transaction;

•	the risk that the entry into the equity line of credit is subject to the negotiation and execution of a definitive agreement between the parties and the availability of funding under the equity line of credit is subject to certain ownership, pricing and volume limitations; and

•	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Chavant’s Annual Report on Form 10-K for the year ended December, 31, 2021, which was filed with the SEC on March 31, 2022 (the “2021 Form 10-K”) and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022, as such factors may be updated from time to time in Chavant’s filings with the SEC, the registration statement on Form S-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Chavant nor Mobix Labs gives any assurance that either Chavant or Mobix Labs or the combined company will achieve its expected results. Neither Chavant nor Mobix Labs undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

Mobix Labs and Chavant and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Chavant’s stockholders with the proposed transaction and the other matters set forth in the registration statement. Information about Chavant’s directors and executive officers is set forth in Chavant’s filings with the SEC, including Chavant’s 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.